Filed Pursuant to Rule 424(b)(3)
                                                      Registration No. 333-62210

PROSPECTUS SUPPLEMENT
---------------------
(To Prospectus dated July 18, 2001)


                              BARNES & NOBLE, INC.

                                  $300,000,000
                  5.25% Convertible Subordinated Notes Due 2009



     9,227,363 Shares of Common Stock Issuable Upon Conversion of the Notes

                           --------------------------


     This prospectus supplement relates to the resale of (i) up to $300,000,000 aggregate principal amount of our 5.25% Convertible Subordinated Notes Due 2009 and (ii) up to 9,227,363 shares of our common stock which are initially issuable upon conversion of the notes by any holders thereof. The notes and the underlying common stock may be offered from time to time for the accounts of the selling securityholders named herein, in the prospectus dated July 18, 2001, or in additional supplements to the prospectus. This prospectus supplement reflects the purchase of notes by various selling securityholders since the date of the prospectus.

     The notes are convertible, in whole or in part, at the option of the selling securityholder at any time prior to the close of business on the business day immediately preceding March 15, 2009, unless previously redeemed or repurchased, into shares of common stock, at a conversion price of $32.512 per share (equivalent to a conversion rate of 30.7578 shares per $1,000 principal amount of notes), subject to adjustment in certain circumstances. Our common stock is traded on The New York Stock Exchange under the symbol "BKS." On June 11, 2002, the last sale price for our common stock as reported on The New York Stock Exchange was $30.11 per share.

     We will not receive any of the proceeds from the sale of the notes or the underlying common stock being offered by the selling securityholders. The notes and the underlying common stock may be offered in negotiated transactions or otherwise, at market prices prevailing at the time of sale or at negotiated prices. In addition, the shares of common stock may be offered from time to time through ordinary brokerage transactions on The New York Stock Exchange. See "Plan of Distribution" in the prospectus. The selling securityholders and any brokers, dealers or agents that participate with the selling securityholders in the distribution of the notes or the underlying common stock may be deemed to be "Underwriters" within the meaning of the Securities Act, in which case any commissions received by such brokers-dealers, agents or underwriters and any profit on the resale of the notes or the underlying common stock purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

            THE DATE OF THIS PROSPECTUS SUPPLEMENT IS JUNE 18, 2002.

                             SELLING SECURITYHOLDERS

     The following table, which sets forth certain information regarding the beneficial ownership of notes by the selling securityholders and the number of shares of common stock issuable upon conversion of the notes as of June 11, 2002, has been updated from the table contained in the prospectus to include certain additional selling securityholders.

     Any or all of the notes or underlying common stock listed below may be offered for sale pursuant to this prospectus supplement by the selling securityholders from time to time. Accordingly, no estimate can be given as to the amount of the notes or underlying common stock that will be held by the selling securityholders upon consummation of any such sales. In addition, the selling securityholders identified below may have sold, transferred or otherwise disposed of all or a portion of their notes since the date on which the information regarding their notes was provided, in transactions exempt from the registration requirements of the Securities Act. The table has been prepared based on information furnished to us by or on behalf of the selling securityholders.




                                              Number      Number      Percent
                                             of Shares   of Shares   of Common
                       Principal  Percen-    into which  of Common    Stock
                         Amount   tage of    the Notes  Stock Owned   Owned
                           of    Notes Out-   are Con-    Before     After the
                         Notes   standing    vertible    Offering    Offering
Name                      (1)      (1)         (2)         (3)         (4)
----                   --------- ----------  ----------  ----------  ----------

1976 Distribution        $9,000      *          276          0           *
  Trust FBO A.R.
Lauder/Zinterhofer
c/o Advent Capital
  Management
30 Broad Street,
30th Floor
New York, NY 10004

1976 Distribution Trust $18,000       *         553          0           *
  FBO Jane
A. Lauder c/o Advent
  Capital Management
30 Broad Street,
30th Floor
New York, NY 10004

2000 Revocable Trust     $9,000       *         276          0           *
  FBO A.R. Lauder/
  Zinterhofer
c/o Advent Capital
  Management
30 Broad Street,
30th Floor
New York, NY 10004

AAM/Zazove           $1,200,000       *      36,909          0          *
  Institutional
  Income Rund L.P.
940 Southwood Blvd.,
  #200
Incline Village,
  NV 89451

                                              Number      Number      Percent
                                             of Shares   of Shares   of Common
                       Principal  Percen-    into which  of Common    Stock
                         Amount   tage of    the Notes  Stock Owned   Owned
                           of    Notes Out-   are Con-    Before     After the
                         Notes   standing    vertible    Offering    Offering
Name                      (1)      (1)         (2)         (3)         (4)
----                   --------- ----------  ----------  ----------  ----------

ACM Offshore Fund     $3,150,000    1.0%       96,887        0            *
c/o Advent Capital
  Management
30 Broad Street,
30th Floor
New York, NY 10004

AIG/National Union      $925,000      *        28,451        0            *
  Fire Insurance
c/o Froley Revy
  Investment Company,
  Inc.
10900 Wilshire Blvd.,
Suite 900
Los Angeles, CA 90024

Alexandra Global      $9,000,000    3.0%      276,820        0            *
  Investment Fund
  1 Ltd.
c/o 237 Park Avenue,
9th Floor
New York, New York 10017

Allete, Inc.            $250,000      *         7,689        0            *
30 W. Superior Street
Duluth, MN 55802

Aloha Airlines          $100,000      *         3,075        0            *
  Non-Pilots Pension
  Trust
c/o Froley Revy
  Investment Company,
  Inc.
10900 Wilshire Blvd.,
Suite 900
Los Angeles, CA 90024

Aloha Pilots Retirement  $50,000       *        1,537        0            *
  Trust
c/o Froley Revy
  Investment Company,
  Inc.
10900 Wilshire Blvd.,
Suite 900
Los Angeles, CA 90024

Alpine Associates     $5,450,000     1.8%     167,630        0            *
c/o V.E.Z. Systems
120 Broadway, 9th Floor
Rm 913
New York, NY 10271

Alpine Partners, L.P.   $850,000        *      26,144        0            *
c/o V.E.Z. Systems
120 Broadway, 9th Floor Rm 913
New York, NY 10271

                                              Number      Number      Percent
                                             of Shares   of Shares   of Common
                       Principal  Percen-    into which  of Common    Stock
                         Amount   tage of    the Notes  Stock Owned   Owned
                           of    Notes Out-   are Con-    Before     After the
                         Notes   standing    vertible    Offering    Offering
Name                      (1)      (1)         (2)         (3)         (4)
----                   --------- ----------  ----------  ----------  ----------

American Motorist       $655,000      *        20,146        0            *
  Insurance Company
c/o Advent Capital
  Management
30 Broad Street,
30th Floor
New York, NY 10004

American Samoa           $40,000       *        1,230        0            *
  Government
c/o SSI Investment
  Management
357 North Canon Drive
Beverly Hills, CA 90210

Arapahoe County Colorado $63,000       *        1,937        0            *
c/o Advent Capital
  Management
30 Broad Street,
30th Floor
New York, NY 10004

Arbitex Master Fund   $4,000,000      1.3%    123,031         0           *
  L.P.
c/o HW Capital L.P.
1601 Elm Street,
Suite 4000
Dallas, TX 75201

Arkansas PERS         $1,350,000       *       41,523         0            *
c/o Froley Revy
  Investment Company,
  Inc.
10900 Wilshire Blvd.,
Suite 900
Los Angeles, CA 90024

Associated Electric     $800,000       *       24,606         0            *
  & Gas Insurance
  Services Limited
c/o Calamos Asset
  Management, Inc.
1111 Warrenville Road
Naperville,
  Illinois 60563-1493

Bear, Stearns & Co.   $8,100,000      2.7%    249,138         0            *
  Inc.
245 Park Avenue,
13th Floor
Global Fund Management
New York, NY 10167

BMO Nesbitt Burns     $1,000,000       *       30,757         0            *
1 First Canadian Place
3rd Floor Podium
Toronto, Ontario
Canada M5X 1H3

                                              Number      Number      Percent
                                             of Shares   of Shares   of Common
                       Principal  Percen-    into which  of Common    Stock
                         Amount   tage of    the Notes  Stock Owned   Owned
                           of    Notes Out-   are Con-    Before     After the
                         Notes   standing    vertible    Offering    Offering
Name                      (1)      (1)         (2)         (3)         (4)
----                   --------- ----------  ----------  ----------  ----------

BNP Paribas Equity    $13,293,000  4.4%       408,864      32,826           *
  Strategies, SNC
555 Croton Road,
4th Floor
King of Prussia,
  PA 19406

Boilermakers           $1,850,000    *         56,902        0              *
  Blacksmith Pension
  Trust
c/o Froley Revy
  Investment Company,
  Inc.
10900 Wilshire Blvd.,
Suite 900
Los Angeles, CA 90024

BP Amoco Corporation   $3,950,000  1.3%       121,493         0             *
  Master Trust for
  Employee Pension Plans
c/o Noddings Investments
700 Market Street
St. Louis, MO 63101


BP Amoco PLC. Master   $1,193,000   *          36,694         0             *
  Trust
c/o SSI Investment
  Management
357 North Canon Drive
Beverly Hills, CA 90210

British Virgin Island     $48,000   *           1,476         0             *
  Social Security Board
c/o Advent Capital
  Management
30 Broad Street,
30th Floor
New York, NY 10004

C&H Sugar Company        $150,000   *           4,613         0             *
c/o Froley Revy
  Investment Company,
  Inc.
10900 Wilshire Blvd.,
  Suite 900
Los Angeles, CA 90024

Calamos Convertible    $2,800,000   *          86,122         0             *
  Fund-Calamos
  Investment Trust
c/o Calamos Asset
  Management, Inc.
1111 Warrenville Road
Naperville,
  Illinois 60563-1493

                                              Number      Number      Percent
                                             of Shares   of Shares   of Common
                       Principal  Percen-    into which  of Common    Stock
                         Amount   tage of    the Notes  Stock Owned   Owned
                           of    Notes Out-   are Con-    Before     After the
                         Notes   standing    vertible    Offering    Offering
Name                      (1)      (1)         (2)         (3)         (4)
----                   --------- ----------  ----------  ----------  ----------

Calamos Convertible   $2,200,000     *        67,667         0           *
  Growth and Income
  Fund-Calamos
  Investment Trust
c/o Calamos Asset
  Management, Inc.
1111 Warrenville Road
Naperville,
  Illinois 60563-1493

Calamos Convertible     $125,000     *         3,844          0          *
  Portfolio-Calamos
  Advisors Trust
c/o Calamos Asset
  Management, Inc.
1111 Warrenville Road
Naperville,
  Illinois 60563-1493

Calamos Market        $3,000,000    1.0%      92,273          0          *
  Neutral Fund-Calamos
  Investment Trust
c/o Calamos Asset
  Management, Inc.
1111 Warrenville Road
Naperville,
  Illinois 60563-1493

California Public     $3,000,000     1.0%     92,723       281,300       *
  Employees' Retire-
  ment System
400 P Street,
Suite 3492
Sacramento, CA 95814

Cheyne Capital        $5,275,000       *     162,247          0          *
  Management Limited
13 Park Place
St.James, London
  SWIA1LP

CIBC WM (Inter-       $6,000,000     2.0%    184,547          0          *
  national) Arbitrage
425 Lexington Avenue,
5th Floor
New York, NY 10128

CitiSam Fund Ltd.     $4,000,000     1.3%    123,031          0          *
555 California St.,
Suite 2975
San Francisco, CA 94104

City of New Orleans     $264,000       *       8,120          0          *
c/o Advent Capital
  Management
30 Broad Street,
30th Floor
New York, NY 10004

                                              Number      Number      Percent
                                             of Shares   of Shares   of Common
                       Principal  Percen-    into which  of Common    Stock
                         Amount   tage of    the Notes  Stock Owned   Owned
                           of    Notes Out-   are Con-    Before     After the
                         Notes   standing    vertible    Offering    Offering
Name                      (1)      (1)         (2)         (3)         (4)
----                   --------- ----------  ----------  ----------  ----------

Clarica Life            $510,000     *          15,686       0          *
  Insurance Co.-U.S.
c/o Calamos Asset
  Management, Inc.
1111 Warrenville Road
Naperville,
  Illinois 60563-1493

Consulting Group        $480,000      *         14,763        0         *
  Capital Market Funds
c/o Calamos Asset
  Management, Inc.
1111 Warrenville Road
Naperville,
  Illinois 60563-1493

Continental Assurance  2,450,000      *         75,356        0         *
  Company on Behalf of
  its Separate
  Account (E)
CNA Plaza
23 South
Chicago, IL 60685

Convertible Securities  $205,000      *          6,305        0         *
  Fund
c/o Banc of America
  Capital Management, LLC
601 W. Riverside Avenue,
Suite 420
Spokane, WA 99201-0620

Cooper Neff Conver-   $1,890,000      *         58,132        0         *
  tible Strategies
  Fund LP
c/o BNP Paribas
  Brokerage Services, Inc.
555 Croton Road, 4th Floor
King of Prussia, PA 19406

Credit Suisse First  $20,307,000    6.7%       624,600        0         *
  Boston Corporation
11 Madison Avenue,
  7th Floor
New York, NY 100101
Attn: Reorg. Dept.

DeAm Convertible      $1,500,000      *         46,136        0         *
  Arbitrage Fund
c/o Palladin Group
195 Maplewood Avenue
Maplewood, NJ 07040

                                              Number      Number      Percent
                                             of Shares   of Shares   of Common
                       Principal  Percen-    into which  of Common    Stock
                         Amount   tage of    the Notes  Stock Owned   Owned
                           of    Notes Out-   are Con-    Before     After the
                         Notes   standing    vertible    Offering    Offering
Name                      (1)      (1)         (2)         (3)         (4)
----                   --------- ----------  ----------  ----------  ----------

Delaware PERS         $2,000,000     *         61,515         0         *
c/o Froley Revy
  Investment Company,
  Inc.
10900 Wilshire Blvd.,
Suite 900
Los Angeles, CA 90024

Deutsche Banc         $7,100,000    2.3%      218,380    1,275,324      2.2%
  Alex Brown
1251 Avenue of
  the Americas
New York, NY 10020

Delta Pilots Dis-       $500,000      *        15,378         0         *
  ability and Survivor-
  ship Trust
c/o Calamos Asset
  Management, Inc.
1111 Warrenville Road
Naperville,
  Illinois 60563-1493

Drury University         $50,000      *         1,537         0         *
c/o Froley Revy
  Investment Company, Inc.
10900 Wilshire Blvd.,
Suite 900
Los Angeles, CA 90024

Drury University         $50,000      *         1,537         0         *
c/o Calamos Asset
  Management, Inc.
1111 Warrenville Road
Naperville,
  Illinois 60563-1493

F.R. Convt. Sec. Fn.    $275,000      *         8,458         0         *
c/o Froley Revy
  Investment Company,
  Inc.
10900 Wilshire Blvd.,
  Suite 900
Los Angeles, CA 90024

First Union Securi-
  ties, Inc.
8739 Research Drive
Charlotte, NC 28262-0675

Grace Brothers, Ltd.    $750,000      *        23,068       12,900      *
1560 Sherman Ave.,
Ste. 900
Evanston, IL 60201

                                              Number      Number      Percent
                                             of Shares   of Shares   of Common
                       Principal  Percen-    into which  of Common    Stock
                         Amount   tage of    the Notes  Stock Owned   Owned
                           of    Notes Out-   are Con-    Before     After the
                         Notes   standing    vertible    Offering    Offering
Name                      (1)      (1)         (2)         (3)         (4)
----                   --------- ----------  ----------  ----------  ----------

Hawaiian Airlines       $50,000      *        1,537           0          *
  Employees Pension
  Plan-IAM
c/o Froley Revy
  Investment Company,
  Inc.
10900 Wilshire Blvd.,
  Suite 900
Los Angeles, CA 90024


Hawaiian Airlines       $10,000       *         307           0         *
  Pension Plan for
  Salaried Employees
c/o Froley Revy
  Investment Company,
  Inc.
10900 Wilshire Blvd.,
Suite 900
Los Angeles, CA 90024

Hawaiian Airlines       $90,000        *      2,768           0         *
  Pilots Retirement
  Plan
c/o Froley Revy
  Investment Company,
  Inc.
10900 Wilshire Blvd.,
Suite 900
Los Angeles, CA 90024

HFR Convertible        $250,000         *     7,689           0         *
  Arbitrage
c/o Advent Capital
  Management
30 Broad Street,
30th Floor
New York, NY 10004

HFR Master Fund Ltd.   $400,000         *    12,303           0         *
940 Southwood Blvd.,
#200
Incline Village,
  NV 89451

HFR Master Fund,       $200,000         *     6,151           0         *
  Ltd.10 South
Riverside Drive,
Suite
1450 Chicago,
  Illinois 60606

Highbridge Inter-   $21,000,000       7.0%  645,915           0         *
  national LLC
P.O. Box 30554 SmB
Grand Cayman Islands
BWI

                                              Number      Number      Percent
                                             of Shares   of Shares   of Common
                       Principal  Percen-    into which  of Common    Stock
                         Amount   tage of    the Notes  Stock Owned   Owned
                           of    Notes Out-   are Con-    Before     After the
                         Notes   standing    vertible    Offering    Offering
Name                      (1)      (1)         (2)         (3)         (4)
----                   --------- ----------  ----------  ----------  ----------

Hotel Union & Hotel     $430,000     *        13,225          0          *
  Industry of Hawaii
c/o SSI Investment
  Management
357 North Canon Drive
Beverly Hills, CA 90210

ICI American          $1,075,000      *       33,064           0         *
  Holdings Trust
c/o Froley Revy
  Investment Company,
  Inc.
10900 Wilshire Blvd.,
  Suite 900
Los Angeles, CA 90024

Independence Blue       $137,000       *       4,213           0         *
  Cross
c/o Advent Capital
 Management
30 Broad Street,
30th Floor
New York, NY 10004

Innovest Finanzdien-    $370,000       *      11,380           0         *
  stleistungs AG
c/o Nicholas
  Applegate Capital
  Management
600 West Broadway
San Diego, CA 92101

International Monetary  $900,000       *      27,682           0         *
  Fund Convertible Fund
555 California Street,
Suite 2975
San Francisco, CA 94104

Investcorp-SAM Fund   $4,000,000      1.3%   123,031           0         *
  Ltd.
555 California St.,
  Suite 2975
San Francisco, CA 94104

Island Holdings        $50,000         *       1,537           0         *
c/o Froley Revy
  Investment Company,
  Inc.
10900 Wilshire Blvd.,
Suite 900
Los Angeles, CA 90024

James Campbell        $139,000         *       4,275           0         *
  Corporation
c/o SSI Investment
  Management
357 North Canon Drive
Beverly Hills, CA 90210

                                              Number      Number      Percent
                                             of Shares   of Shares   of Common
                       Principal  Percen-    into which  of Common    Stock
                         Amount   tage of    the Notes  Stock Owned   Owned
                           of    Notes Out-   are Con-    Before     After the
                         Notes   standing    vertible    Offering    Offering
Name                      (1)      (1)         (2)         (3)         (4)
----                   --------- ----------  ----------  ----------  ----------

Jefferies & Company       $9,000     *            276         0         *
  Inc.
c/o SSI Investment
  Management
357 North Canon Drive
Beverly Hills, CA 90210

Jeffries & Company    $1,060,000     *         32,603         0         *
  Inc.
Harborside Financial
  Center
Suite 705, Plaza III
Jersey City, NJ 07303

Jersey (IMA) Ltd.      $2,600,000    *         79,970         0         *
c/o Libertyview
  Capital Mgmt.
101 Hudson Street,
Suite 3700
Jersey City, NJ 07302

KBC Financial            $500,000     *         15,378         0        *
  Products USA
145 East 45th Street
2 Grand Central Tower
New York, NY 10017

KD Offshore Fund CV    $1,250,000     *         38,447         0        *
c/o Kellner, DiLeo
  & Co.
900 Third Avenue,
Suite 1000
New York, NY 10022

Kellner, DiLeo &       $1,250,000     *         38,447         0        *
  Co.
900 Third Avenue,
Suite 1000
New York, NY 10022

Lakeshore Interna-     $3,000,000    1.0%       92,273         0        *
  tional Ltd.
601 Carlson Parkway,
Suite 200
Minnetonka, MN 55305

Lancer Securities        $500,000     *         15,378         0        *
  Cayman
C/o Palladin Group
195 Maplewood Avenue
Maplewood, NJ 07040

LDG Limited              $300,000     *          9,227         0        *
48 Par-La-Ville Road,
Suite 780
Hamilton, Bermuda HM 11

                                              Number      Number      Percent
                                             of Shares   of Shares   of Common
                       Principal  Percen-    into which  of Common    Stock
                         Amount   tage of    the Notes  Stock Owned   Owned
                           of    Notes Out-   are Con-    Before     After the
                         Notes   standing    vertible    Offering    Offering
Name                      (1)      (1)         (2)         (3)         (4)
----                   --------- ----------  ----------  ----------  ----------

Libertyview Fund LLC     $300,000    *          9,227         0          *
c/o Libertyview
  Capital Mgmt.
101 Hudson Street,
  Suite 3700
Jersey City, NJ 07302

Libertyview Funds L.P. $2,100,000     *        64,591          0         *
c/o Libertyview
  Capital Mgmt.
101 Hudson Street,
Suite 3700
Jersey City, NJ 07302

Lincoln National       $2,000,000     *        61,515          0         *
  Convertible
  Securities Fund
c/o Delaware
  Investments
1818 Market Street,
13th Floor
Mailcode 85
Philadelphia,
  PA 19103-3682

Lipper Convertibles    $2,000,000     *        61,515          0         *
  Series II, L.P.
101 Park Avenue,
6th Floor
New York, NY 10178

Lipper Convertibles,  $21,162,000    7.0%     650,898          0         *
  L.P.
101 Park Avenue,
6th Floor
New York, NY 10178

Lipper Offshore        $5,080,000    1.6%      156,250         0         *
  Convertibles, L.P.
101 Park Avenue,
6th Floor
New York, NY 10178

Lipper Offshore          $838,000      *        25,775         0         *
  Convertibles, L.P.
  #2
101 Park Avenue,
6th Floor
New York, NY 10178

Local Initiatives         $75,000      *         2,306         0         *
  Support Corporation
c/o Advent Capital
  Management
30 Broad Street,
30th Floor
New York, NY 10004

Man Convertible           900,000      *        27,682         0         *
  Bond Master
Fund, Ltd.
101 Glacier Point
  Road, Suite D
San Rafael, CA 94901

                                              Number      Number      Percent
                                             of Shares   of Shares   of Common
                       Principal  Percen-    into which  of Common    Stock
                         Amount   tage of    the Notes  Stock Owned   Owned
                           of    Notes Out-   are Con-    Before     After the
                         Notes   standing    vertible    Offering    Offering
Name                      (1)      (1)         (2)         (3)         (4)
----                   --------- ----------  ----------  ----------  ----------

McMahan Securities     $8,000,000   2.7%        246,062       0          *
  Co., L.P.
500 West Putnam
  Avenue, 3rd Floor
Greenwich,
  CT 06830-6086

Merril Lynch             $341,000     *          10,488        0         *
  Insurance Group
c/o Advent Capital
  Management
30 Broad Street,
  30th Floor
New York, NY 10004

Morgan Stanley & Co.   $2,870,000     *          88,275        0         *
1585 Broadway
New York, NY 10036

Municipal Employees      $138,000     *           4,244        0         *
c/o Advent Capital
  Management
30 Broad Street,
30th Floor
New York, NY 10004

Nabisco Holdings          $42,000     *           1,291        0         *
c/o Advent Capital
  Management
30 Broad Street,
30th Floor
New York, NY 10004

Nations Convertible     $5,295,000   1.7%       162,862        0         *
  Securities Fund
c/o Bank of America
  Capital Management,
  LLC
601 W. Riverside Avenue,
  Suite 420
Spokane, WA 99201-0621

New Orleans Fire-         $144,000    *           4,429        0         *
  fighters Pension/Relief
  Fund
c/o Advent Capital
  Management
30 Broad Street,
30th Floor
New York, NY 10004

New York Life Insurance $1,200,000    *          36,909        0         *
  and Annuity Corporation
51 Madison Avenue
New York, NY 10010

                                              Number      Number      Percent
                                             of Shares   of Shares   of Common
                       Principal  Percen-    into which  of Common    Stock
                         Amount   tage of    the Notes  Stock Owned   Owned
                           of    Notes Out-   are Con-    Before     After the
                         Notes   standing    vertible    Offering    Offering
Name                      (1)      (1)         (2)         (3)         (4)
----                   --------- ----------  ----------  ----------  ----------

New York Life         $11,000,000   3.7%       338,336       0           &
  Insurance Company
51 Madison Avenue
New York, NY 10010

Northern Income        $3,000,000   1.0%        92,273       0           *
  Equity Fund
50 S. Lasalle Street
Chicago, IL 60675

Occidental Petroleum     $263,000     *          8,089       0           *
  Corporation
c/o Advent Capital
  Management
30 Broad Street,
30th Floor
New York, NY 10004

Ohio Bureau of           $178,000     *          5,474       0           *
  Workers Compensation
c/o Advent Capital
  Management
30 Broad Street,
30th Floor
New York, NY 10004

Ondeo Nalco              $300,000     *          9,227       0           *
c/o Froley Revy
   Investment Company,
   Inc.
10900 Wilshire Blvd.,
Suite 900
Los Angeles, CA 90024

Onex Industrial        $4,710,000    1.5%      144,869        0          *
  Partners Limited
c/o Silvercreek
  Management Inc.
1670 Bayview Avenue,
Suite 308
Toronto, Ontario,
  Canada M4G 3C2

OZ Master Fund, Ltd.  $10,000,000    3.3%      307,578        0          *
c/o OZ Management,
  LLC
9 West 57th Street,
39th Floor
New York, NY 10019

Palladin Securities    $1,000,000      *        30,757        0          *
  LLC
c/o Palladin Group
195 Maplewood Avenue
Maplewood, NJ 07040

                                              Number      Number      Percent
                                             of Shares   of Shares   of Common
                       Principal  Percen-    into which  of Common    Stock
                         Amount   tage of    the Notes  Stock Owned   Owned
                           of    Notes Out-   are Con-    Before     After the
                         Notes   standing    vertible    Offering    Offering
Name                      (1)      (1)         (2)         (3)         (4)
----                   --------- ----------  ----------  ----------  ----------

Pebble Capital Limited $2,420,000      *        74,434        0          *
c/o Silvercreek
  Management Inc.
1670 Bayview Avenue,
Suite 308
Toronto, Ontario,
  Canada M4G 3C2

Policemen and Firemen    $691,000      *        21,253        0          *
  Retirement
System of the City of
  Detroit
c/o Advent Capital
  Management
30 Broad Street,
30th Floor
New York, NY 10004

ProMutual                $781,000      *        24,021        0          *
c/o Advent Capital
  Management
30 Broad Street,
30th Floor
New York, NY 10004

Queen's Health Plan       $35,000      *         1,076        0          *
c/o Froley Revy
  Investment Company,
  Inc.
10900 Wilshire Blvd.,
Suite 900
Los Angeles, CA 90024

Raytheon Master          $704,000      *        21,653        0          *
  Pension Trust
c/o Advent Capital
  Management
30 Broad Street,
30th Floor
New York, NY 10004

Rhapsody Fund, LP      $5,200,000     1.7%     159,940        0          *
555 California Street,
Suite 2975
San Francisco,
  CA 94104

RJR Reynolds             $123,000       *        3,783        0          *
c/o Advent Capital
  Management
30 Broad Street,
30th Floor
New York, NY 10004

Robertson Stephens      $6,000,000    2.0%     184,547        0         *
555 California Street,
Suite 2600
San Francisco, CA 94110

                                              Number      Number      Percent
                                             of Shares   of Shares   of Common
                       Principal  Percen-    into which  of Common    Stock
                         Amount   tage of    the Notes  Stock Owned   Owned
                           of    Notes Out-   are Con-    Before     After the
                         Notes   standing    vertible    Offering    Offering
Name                      (1)      (1)         (2)         (3)         (4)
----                   --------- ----------  ----------  ----------  ----------

Sagamore Hill Hub       $6,000,000   2.0%       184,547       0         *
  Fund Ltd.
c/o Sagamore Hill
  Capital Mgmt
2 Greenwich Office Park
Greenwich, CT 06831

San Diego County        $2,100,000     *         64,591       0         *
  Employees
Retirement Association
940 Southwood Blvd.,
#200
Incline Village, NV 89451

Shell Pension Trust       $558,000     *         17,162       0         *
c/o Advent Capital
  Management
30 Broad Street,
30th Floor
New York, NY 10004

Showel Capital L.P.       $300,000     *          9,227       0         *
440 South LaSalle
  Street
Suite 1021
Chicago, IL 60605

Silvercreek II          $5,970,000    1.9%      183,624       0         *
  Limited
c/o Silvercreek Management
  Inc.
1670 Bayview Avenue,
Suite 308
Toronto, Ontario,
  Canada M4G 3C2

Silvercreek Limited     $1,900,000      *        58,439       0         *
  Partnership
c/o Silvercreek
  Management Inc.
1670 Bayview Avenue,
Suite 308
Toronto, Ontario,
  Canada M4G 3C2

Spear, Leeds &          $1,000,000      *        30,757       0         *
  Kellogg LP
120 Broadway,
  7th Floor
New York, NY 10271

St. Thomas Trading,     $1,476,000      *        45,398       0         *
  Ltd.
101 Glacier Point
  Road, Suite D
San Rafael, CA 94901

Starvest Combined       $1,000,000      *        30,757       0         *
  Portfolio
c/o Froley Revy
  Investment Company,
  Inc.
10900 Wilshire Blvd.,
  Suite 900
Los Angeles, CA 90024

                                              Number      Number      Percent
                                             of Shares   of Shares   of Common
                       Principal  Percen-    into which  of Common    Stock
                         Amount   tage of    the Notes  Stock Owned   Owned
                           of    Notes Out-   are Con-    Before     After the
                         Notes   standing    vertible    Offering    Offering
Name                      (1)      (1)         (2)         (3)         (4)
----                   --------- ----------  ----------  ----------  ----------

State of Maryland      $3,335,000   1.1%       102,577       0            *
  Retirement System
c/o Advent Capital
  Management
30 Broad Street,
30th Floor
New York, NY 10004

State of Oregon/       $6,500,000   2.2%       199,926       0            *
  Equity
c/o Froley Revy
   Investment Company,
   Inc.
10900 Wilshire Blvd.,
Suite 900
Los Angeles, CA 90024

State of Oregon/       $3,875,000   1.3%        119,186      0            *
  SAIF Corporation
c/o Froley Revy Invest-
  ment Company, Inc.
10900 Wilshire Blvd.,
Suite 900
Los Angeles, CA 90024

Sterling Invest Co.      $500,000     *           15,378     0            *
c/o Froley Revy Invest-
  ment Company, Inc.
10900 Wilshire Blvd.,
Suite 900
Los Angeles, CA 90024

Sturgeon Limited         $331,000     *           10,180     0            *
48 Par-La-Ville Road
Suite 228
Hamilton, Bermuda HM 11

Syngenta AG              $400,000     *           12,303     0            *
c/o Froley Revy
  Investment Company, Inc.
10900 Wilshire Blvd.,
Suite 900
Los Angeles, CA 90024

The City University      $159,000     *            4,890     0            *
  of New York
c/o Advent Capital
  Management
30 Broad Street,
30th Floor
New York, NY 10004

The Class I C Company   $1,440,000    *           44,291     0           *
c/o PRS International
801 Brickell Avenue
Miami, Florida 33121

                                              Number      Number      Percent
                                             of Shares   of Shares   of Common
                       Principal  Percen-    into which  of Common    Stock
                         Amount   tage of    the Notes  Stock Owned   Owned
                           of    Notes Out-   are Con-    Before     After the
                         Notes   standing    vertible    Offering    Offering
Name                      (1)      (1)         (2)         (3)         (4)
----                   --------- ----------  ----------  ----------  ----------

The Estate of James     $183,000     *         5,628         0            *
  Campbell
c/o SSI Investment
  Management
357 North Canon Drive
Beverly Hills, CA 90210

The Grable Foundation    $124,000     *         3,813         0           *
c/o Advent Capital
  Management
30 Broad Street,
30th Floor
New York, NY 10004

The Grady Hospital      $138,000      *         4,244         0           *
  Foundation
c/o Advent Capital
  Management
30 Broad Street,
30th Floor
New York, NY 10004

TQA Master Fund Ltd     $8,400,000   2.8%     258,366         0           *
405 Lexington Avenue,
45th Floor
New York, NY 10174

TQA Master Plus Fund    $1,200,000    *        36,909         0           *
  Ltd
405 Lexington Avenue,
  45th Floor
New York, NY 10174

UBS O'Connor LLC FBO    $1,000,000    *        30,757         0           *
UBS Global Equity
  Arbitrage Master Ltd.
141 West Jackson
  Boulevard
7th Floor
Chicago, IL 60640

Van Kampen Harbor       $4,500,000   1.5%     138,410         0           *
  Fund
State Street Bank
  & Trust Co.
c/o Van Kampen Asset
  Management Inc.
2800 Post Oak Blvd.
Houston, TX 77056

Viacom Inc. Pension        $46,000    *         1,414         0           *
  Plan Master Trust
c/o SSI Investment
  Management
357 North Canon Drive
Beverly Hills, CA 90210

                                              Number      Number      Percent
                                             of Shares   of Shares   of Common
                       Principal  Percen-    into which  of Common    Stock
                         Amount   tage of    the Notes  Stock Owned   Owned
                           of    Notes Out-   are Con-    Before     After the
                         Notes   standing    vertible    Offering    Offering
Name                      (1)      (1)         (2)         (3)         (4)
----                   --------- ----------  ----------  ----------  ----------

White River Securities $6,300,000   2.1%       193,774       0           *
  L.L.C.
c/o Global Fund
  Management
245 Park Avenue,
  13th Floor
New York, NY 10167

Zazove Hedged Conver-  $1,100,000    *          33,833       0           *
  tible Fund, LP
940 Southwood Blvd.,
#200
Incline Village,
  NV 89451

Zeneca Holdings          $500,000    *          15,378       0           *
  Trust
c/o Froley Revy
  Investment Company,
  Inc.
10900 Wilshire Blvd.,
Suite 900
Los Angeles, CA 90024

Zurich Institutional      $200,000   *           6,151       0           *
  Benchmark Master
  Fund Ltd.
c/o Olympic Capital
(Bermuda) Ltd.
Williams House -
  20 Reid Street
Hamilton , Bermuda HM 11

Zurich Institutional   $1,200,000    *          36,909       0          *
  Benchmarks Master
  Fund Ltd.
940 Southwood Blvd., #200
Incline Village, NV 89451

Unknown (5)

-----------------

* Less than 1%.

(1) The information set forth herein is as of June 18, 2002 and is based upon $300.0 million aggregate principal amount of notes outstanding.
(2) Assumes conversion of the full amount of notes held by such selling securityholder at the initial conversion price of $32.512 per share of Barnes & Noble common stock; such conversion price is subject to adjustment as described under "Description of Notes -- Conversion of Notes." Accordingly, the number of shares of common stock issuable upon conversion of the notes may increase or decrease from time to time. Fractional shares will not be issued upon conversion of the notes; cash will be paid in lieu of fractional shares, if any.
(3)  Does not include shares issuable upon conversion of the notes.
(4) Calculated based on Rule 13d-3(d)(i) of the Exchange Act using 67,437,985 shares of common stock of Barnes & Noble outstanding as of June 11, 2002. Assumes the number of shares of common stock issuable upon conversion of all of a particular holder's notes are outstanding. However, this does not include the conversion of any other holder's notes.
(5) Information about other selling securityholders will be set forth in prospectus supplements, if requested.

     We prepared this table based on the information supplied to us by the selling securityholders named in the table.

     Other than their ownership of our securities, none of the selling securityholders has had any material relationship with us within the past three years, other than Credit Suisse First Boston Corporation, which has acted as one of our initial purchasers and/or underwriters. The selling securityholders purchased all of the notes in a private transaction. All of the notes and the shares of common stock into which the notes are convertible are "restricted securities" under the Securities Act.